SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 11, 2004

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-14625	53-0085950
(Commission File Number)	(I.R.S. Employer Identification Number)

6903 Rockledge Drive, Suite 1500, Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (240) 744-1000

(Former Name or Former Address, if changed since last report.)

Item 5—Other Events

Host Marriott Corporation deems the following information to be of importance to its securityholders:

On January 30, 2004, Host Marriott sold the Mexico City Airport Marriott for approximately $30 million, and, on May 11, 2004, Host Marriott sold the Dallas/Fort Worth Airport Marriott for approximately $59 million. In accordance with applicable generally acceptable accounting principles, the results of these hotels were presented in the Company’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (“SEC”) on March 2, 2004. In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company reported the results of these hotels as discontinued operations in its Form 10-Q for the quarter ended June 18, 2004. The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in the Company’s Annual Report on Form 10-K reflecting the results of operations of the Mexico City Airport Marriott and Dallas/Fort Worth Airport Marriott as continuing operations, has been revised solely to reflect these hotels as discontinued operations:

•	Revised Consolidated Financial Statements as of and for the three fiscal years ended December 31, 2003;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for the three fiscal years ended December 31, 2003;

•	Selected Financial Data for the five years ended December 31, 2003; and

•	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2003.

Investors are cautioned that the MD&A presented herein has been revised solely to reflect the effect on the Company’s MD&A for the presentation of these hotels as discontinued operations during the periods presented, rather than as part of continuing operations. The MD&A presented herein has no other changes to the MD&A previously presented in the Company’s 2003 Annual Report on Form 10-K. Therefore, it does not purport to update the MD&A included in the Company’s Annual Report on Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the sale of these hotels. Investors should read the information contained in this current report together with the other information contained in the Company’s 2003 Annual Report on Form 10-K filed on March 2, 2004, the Company’s Form 10-Qs for the quarters ended March 26, 2004 and June 18, 2004, filed with the SEC on May 3, 2004, and July 26, 2004, respectively, and other information filed with, or furnished to, the SEC after March 2, 2004.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.

23.1	Consent of KPMG LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.3	Consolidated financial statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

99.4	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

By:	/s/ LARRY K. HARVEY
Larry K. Harvey Senior Vice President and Corporate Controller

Date: July 26, 2004

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